PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Sharon Levin
Gelbart Kahana Investor Relations
+972-3-6070567
sharonl@gk-biz.com

Mellanox Achieves Record Quarterly Revenue in the Second Quarter 2016
Quarterly revenue growth of 32 percent, year-over-year to $214.8 million, sets new record
Second Quarter Ethernet revenues grew 28 percent sequentially, including EZchip
Transition to 25, 50, and 100 Gigabit Networks has begun, offering growth opportunities

SUNNYVALE, Calif. and YOKNEAM, ISRAEL - July 20, 2016 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its second quarter ended June 30, 2016.

“We are pleased to report the fifth consecutive quarter of record revenue. We saw strong growth in our Ethernet business, driven by growth in our 25, 50 and 100 Gigabit Ethernet products,” said Eyal Waldman, president and CEO of Mellanox Technologies. “We are pleased with the execution in InfiniBand, and believe strength in HPC markets will lead to further growth of our InfiniBand solutions during the second half of this year. We continue to see strong customer interest in our Spectrum Ethernet switch. The transition from

10 Gigabit Ethernet to 25, 50, and 100 Gigabit Ethernet has begun and represents a multi-year growth opportunity.”

Second Quarter 2016 Highlights

•	Revenues of $214.8 million increased 9.1 percent, compared to $196.8 million in the first quarter of 2016.

•	GAAP gross margins of 62.8 percent in the second quarter compared to 64.2 percent in the first quarter of 2016.

•	Non-GAAP gross margins of 71.4 percent, unchanged from the first quarter of 2016.

•	GAAP operating income was $6.6 million, compared to operating loss of $3.9 million in the first quarter of 2016.

•	Non-GAAP operating income was $45.5 million, or 21.2 percent of revenue, compared to non-GAAP operating income of $41.3 million, or 21.0 percent of revenue in the first quarter of 2016.

•	GAAP net income was $4.7 million, compared to net loss of $7.2 million in the first quarter of 2016.

•	Non-GAAP net income was $42.7 million, compared to $39.3 million in the first quarter of 2016.

•	GAAP net income per diluted share was $0.09 in the second quarter compared to net loss per diluted share of $0.15 in the first quarter of 2016.

•	Non-GAAP net income per diluted share was $0.87 in the second quarter compared to $0.81 in the first quarter of 2016.

•	$44.8 million in cash was provided by operating activities, compared to $48.6 million in the first quarter of 2016.

•	Cash and investments totaled $276.5 million at June 30, 2016, compared to $261.8 million at March 31, 2016.

Third Quarter 2016 Guidance
We currently project:

•	Quarterly revenues of $221 million to $227 million

•	Non-GAAP gross margins of 71 percent to 72 percent

•	An increase in non-GAAP operating expenses of 2 percent to 4 percent

•	Share-based compensation expense of $17.9 million to $18.4 million

•	Non-GAAP diluted share count of 49.3 million to 49.8 million shares

Recent Mellanox Press Release Highlights

•	July 13, 2016	Mellanox Simplifies RDMA Deployments with Enhanced RoCE Software
•	June 21, 2016	JD.com and Mellanox Join Forces to Drive E-Commerce Artificial Intelligence
•	June 20, 2016	Mellanox HPC-X Framework Extends Smart In-Network Computing
•	June 20, 2016	Mellanox Solutions Accelerate the Fastest Supercomputer in the World

•	June 20, 2016	Mellanox and Pacific Northwest National Laboratory Announce Joint Collaboration to Design Exascale System
•	June 15, 2016	Mellanox Announces ConnectX-5, the Next Generation of 100G InfiniBand and Ethernet Smart Interconnect Adapter
•	June 14, 2016	Mellanox Enhances Cloud Efficiency With 25Gb/s Ethernet Connectivity
•	June 9, 2016	Mellanox Paves the Way to Higher Efficiency Data Centers With 25 Gb/s Ethernet
•	June 2, 2016	Check Point Selects Mellanox Ethernet Solutions to Enhance Security Appliances
•	June 1, 2016	Mellanox Introduces New BlueField™ Family of System-on-Chip Programmable Processors for Storage and Networking Applications

Conference Call
Mellanox will hold its second quarter 2016 financial results conference call today at 2 p.m. Pacific Time (5 P.M. Eastern Time) to discuss the company’s financial results. To listen to the call, dial +1-888-632-3384, or for investors outside the U.S., +1-785-424-1675, approximately ten minutes prior to the start time.
The Mellanox financial results conference call will be available via live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.
About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance. Mellanox offers a choice of high performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage, network security, telecom and financial services. More information is available at www.mellanox.com.
GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net (loss) income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments, and income tax effects and adjustments because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the Company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investor Relations” section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the guidance for the three months ended September 30, 2016, statements related to trends in the market for our solutions and services, opportunities for our company in 2016 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 26, 2016. All forward-looking statements in this press release, including the guidance for the three months ended September 30, 2016, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Total revenues	$214,801	$163,148	$411,611	$309,823
Cost of revenues	79,807	47,178	150,288	88,265
Gross profit	134,994	115,970	261,323	221,558
Operating expenses:
Research and development	82,324	62,576	153,358	120,694
Sales and marketing	32,576	23,366	63,804	45,924
General and administrative	13,494	10,670	41,432	20,371
Total operating expenses	128,394	96,612	258,594	186,989
Income from operations	6,600	19,358	2,729	34,569
Interest expense	(2,215)	—	(3,213)	—
Other income (loss)	315	912	376	(1,557)
Other (loss) income, net	(1,900)	912	(2,837)	(1,557)
Income (loss) before taxes	4,700	20,270	(108)	33,012
Provision for taxes on income	(46)	(1,022)	(2,406)	(3,268)
Net income (loss)	$4,654	$19,248	$(2,514)	$29,744
Net income (loss) per share — basic	$0.10	$0.42	$(0.05)	$0.65
Net income (loss) per share — diluted	$0.09	$0.40	$(0.05)	$0.63
Shares used in computing net (loss) income per share:
Basic	47,900	46,191	47,629	45,943
Diluted	49,194	47,568	47,629	47,341

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, percentages, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$4,654	$19,248	$(2,514)	$29,744
Adjustments:
Share-based compensation expense:
Cost of revenues	671	610	1,146	1,157
Research and development	10,770	7,553	19,922	14,321
Sales and marketing	3,889	2,750	7,537	5,144
General and administrative	2,764	2,373	7,755	4,382
Total share-based compensation expense	18,094	13,286	36,360	25,004
Amortization of acquired intangibles:
Cost of revenues	13,533	2,073	23,962	3,548
Research and development	196	195	391	389
Sales and marketing	2,232	197	3,255	780
Total amortization of acquired intangibles	15,961	2,465	27,608	4,717
Settlement costs:
General and administrative	—	—	5,106	—
Total settlement costs	—	—	5,106	—
Acquisition related charges:
Cost of revenues	4,233	—	7,533	—
Research and development	164	840	640	1,603
Sales and marketing	150	225	206	450
General and administrative	313	—	6,661	—
Total acquisition related charges	4,860	1,065	15,040	2,053
Impairment loss on equity investment in a private company	—	—	—	3,189
Tax effects and adjustments	(887)	—	378	—
Non-GAAP net income	$42,682	$36,064	$81,978	$64,707

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$214,801	$163,148	$411,611	$309,823
GAAP gross profit	134,994	115,970	261,323	221,558
GAAP gross margin	62.8%	71.1%	63.5%	71.5%
Share-based compensation expense	671	610	1,146	1,157
Amortization of acquired intangibles	13,533	2,073	23,962	3,548
Acquisition related charges	4,233	—	7,533	—
Non-GAAP gross profit	$153,431	$118,653	$293,964	$226,263
Non-GAAP gross margin	71.4%	72.7%	71.4%	73.0%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$128,394	$96,612	$258,594	$186,989
Share-based compensation expense	(17,423)	(12,676)	(35,214)	(23,847)
Amortization of acquired intangibles	(2,428)	(392)	(3,646)	(1,169)
Settlement costs	—	—	(5,106)	—
Acquisition related charges	(627)	(1,065)	(7,507)	(2,053)
Non-GAAP operating expenses	$107,916	$82,479	$207,121	$159,920

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$6,600	$19,358	$2,729	$34,569
Share-based compensation expense	18,094	13,286	36,360	25,004
Settlement costs	—	—	5,106	—
Amortization of acquired intangibles	15,961	2,465	27,608	4,717
Acquisition related charges	4,860	1,065	15,040	2,053
Non-GAAP income from operations	$45,515	$36,174	$86,843	$66,343

Shares used in computing GAAP diluted earnings per share	49,194	47,568	47,629	47,341
Adjustments:
Effect of dilutive securities under GAAP*	(1,294)	(1,377)	—	(1,398)
Total options vested and exercisable	1,360	1,636	1,360	1,636
Shares used in computing non-GAAP diluted earnings per share	49,260	47,827	48,989	47,579

GAAP diluted net income (loss) per share	$0.09	$0.40	$(0.05)	$0.63
Adjustments:
Share-based compensation expense	0.37	0.28	0.75	0.53
Amortization of acquired intangibles	0.33	0.06	0.58	0.10
Settlement costs	—	—	0.11	—
Impairment loss on equity investment in a private company	—	—	—	0.06
Acquisition related charges	0.10	0.02	0.32	0.04
Tax effects and adjustments	(0.02)	—	0.01	—
Effect of dilutive securities under GAAP*	0.02	0.02	—	0.04
Total options vested and exercisable	(0.02)	(0.03)	(0.05)	(0.05)
Non-GAAP diluted net income per share	$0.87	$0.75	$1.67	$1.35

* This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$63,501	$263,199
Short-term investments	212,954	247,314
Accounts receivable, net	117,323	84,273
Inventories	64,651	62,473
Other current assets	20,498	19,979
Total current assets	478,927	677,238
Property and equipment, net	112,264	100,018
Severance assets	15,846	9,514
Intangible assets, net	292,758	32,154
Goodwill	476,037	200,743
Deferred taxes and other long-term assets	31,759	33,715
Total assets	$1,407,591	$1,053,382

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$55,217	$44,600
Accrued liabilities	87,605	74,296
Deferred revenue	21,829	17,743
Capital lease liabilities, current	—	491
Current portion of term debt	29,471	—
Total current liabilities	194,122	137,130
Accrued severance	20,219	12,464
Deferred revenue	14,195	12,439
Term debt	238,904	—
Other long-term liabilities	26,217	24,668
Total liabilities	493,657	186,701
Shareholders’ equity:
Ordinary shares	204	200
Additional paid-in capital	732,590	684,824
Accumulated other comprehensive income (loss)	328	(1,669)
Retained earnings	180,812	183,326
Total shareholders’ equity	913,934	866,681
Total liabilities and shareholders’ equity	$1,407,591	$1,053,382

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Six months ended June 30,
	2016	2015
Cash flows from operating activities:
Net (loss) income	$(2,514)	$29,744
Adjustments to reconcile net (loss) income to net cash provided by operating activities, net of effects from acquired company:
Depreciation and amortization	46,231	19,775
Deferred income taxes	1,266	134
Share-based compensation expense	36,360	25,004
Gain on investments	(489)	(2,388)
Impairment of equity investment in a private company	—	3,189
Changes in assets and liabilities:
Accounts receivable, net	(16,886)	3,918
Inventory	10,598	(22,513)
Prepaid expenses and other assets	3,598	419
Accounts payable	9,679	8,755
Accrued liabilities and other payables	5,583	21,063
Net cash provided by operating activities	93,426	87,100

Cash flows from investing activities:
Purchase of severance-related insurance policies	(546)	(381)
Purchase of short term investments	(153,486)	(188,161)
Proceeds from sale of short term investments	200,457	98,742
Proceeds from maturities of short term investments	97,388	30,717
Purchase of property and equipment	(15,755)	(20,413)
Purchase of equity investment in a private company	(107)	—
Acquisition, net of cash acquired $87.5 million	(698,501)	—
Net cash used in investing activities	(570,550)	(79,496)

Cash flows from financing activities:
Proceeds from term debt	280,000	—
Principal payments on term debt	(7,000)	—
Term debt issuance costs	(5,521)	—
Principal payments on capital lease obligations	(491)	(556)
Proceeds from exercise of share awards	10,438	9,829
Net cash provided by financing activities	277,426	9,273

Net (decrease) increase in cash and cash equivalents	(199,698)	16,877
Cash and cash equivalents at beginning of period	263,199	51,326
Cash and cash equivalents at end of period	$63,501	$68,203